SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 10, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Power Technology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                       0-248671                    88-0395816
   ---------------                 ------------             -------------------
    (State or other                (Commission               (I.R.S. Employer
   jurisdiction of                 File Number)             Identification No.)
    incorporation)

                          109 Post Oak Lane, Suite 422
                              Houston, Texas 77024
                    ----------------------------------------
                    (Address of principal executive offices)

                                  713.621.4310
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1.  Registrant's Business and Operations

         Item 1.01 Entry into a Material Definitive Agreement

         Standby Equity Distribution Agreement. The Registrant entered into a Standby Equity Distribution Agreement effective May 10, 2005, (the "Equity Agreement") which replaced a similar agreement dated August 27, 2004 with Cornell Capital Partners, L.P. ("Cornell")

         The Equity Agreement provides for Cornell to commit to purchase up to an aggregate of $5,000,000 of the common stock of the Registrant, subject to certain volume limitations and other conditions, as requested from time to time by the Registrant as its equity capital needs arise during the two-year term of the Equity Agreement.

         Upon written notice from the Registrant, Cornell is committed to purchase common stock of the Registrant at a purchase price equal to 97% of the then current market price. Market price is defined to mean the lowest closing bid price for the common stock during a pricing period beginning on the date following the notice from the Registrant and ending on the fifth consecutive trading day thereafter.

         Unless the Registrant specifically requests Cornell to purchase its common stock by written notification to Cornell, Cornell has no right to acquire any securities of the Registrant and the Registrant has no obligation to offer and sell its common stock to Cornell.

         In no event shall Cornell purchase common stock of the Registrant that would cause Cornell and its affiliates to own more than 9.9% of the then total issued and outstanding shares of the common stock of the Registrant.

         The Registrant has engaged Newbridge Securities Corporation as its exclusive placement agent for its sale of common stock to Cornell under the terms of a Placement Agent Agreement.

         Convertible Debentures. The Registrant entered into an Amended and Restated Securities Purchase Agreement effective May 10, 2005 (the "Agreement") and other related agreements with Cornell Capital Partners, L.P. ("Cornell") regarding the issuance of a 5% secured convertible debenture in the principal amount of $514,567 (U.S.) (the "Debenture").

         The Registrant previously executed and delivered a Security Agreement to Cornell that provides Cornell with a security interest in substantially all of the assets of the Registrant.

         The Debenture issued to Cornell by the Registrant and the accrued interest thereon are convertible into the common stock of the Registrant at any time until repayment of the Debenture at the price equal to $0.036 per share. However, in no event shall Cornell convert the Debenture in such manner that would cause Cornell and its affiliates to beneficially own more than 4.99% of the then total issued and outstanding shares of the common stock of the Registrant.

         The Registrant, at its option, has the right to redeem the Debenture in whole or in part that was issued to Cornell with three days written notice at a 20% redemption premium. In this event, the Registrant is required to issue Cornell a two-year warrant to purchase 50,000 shares of its common stock exercisable on a cash basis at an exercise price equal $0.043 per share, with piggyback rights.

Item 4.01   Change in Registrant's Certifying Accountant

         Beckstead and Watts, LLP, the previous independent registered accounting firm of Power Technology, Inc. (the "Company") for the fiscal years ended January 31, 2003 and 2004, resigned from further audit services to the Company because the firm has been the auditor of the Registrant for more than five years, as required by the Sarbanes-Oxley Act of 2002, as amended.

         During the fiscal years ended January 31, 2003 and 2004, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that the reports of Beckstead and Watts, LLP for such fiscal years indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

         For the two fiscal years ended January 31, 2003 and 2004, and the subsequent interim periods ended October 31, 2004, there were no disagreements between the Company and Beckstead and Watts, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of Beckstead and Watts, LLP would have caused Beckstead and Watts, LLP to make reference to the subject matter of the disagreement in connection with its reports.

         Effective January 31, 2005, Malone & Bailey, PC., located at 2925 Briarpark, Suite 930, Houston, TX 77042 was engaged by the Company to audit the consolidated financial statements of the Company for its fiscal year ended January 31, 2005, and the related statements of income, stockholders' equity, and cash flows for the year then ending. During the two most recent fiscal years or any subsequent interim period, the new independent registered accounting firm had not previously been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with the firm regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event prior to March 31, 2005.

Section 9.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired: Not applicable

         (b)      Pro forma financial statements: Not applicable

         (c)      Exhibits:
                  ---------

         10.1 Standby Equity Distribution Agreement with Cornell Capital Partners, L.P. dated May 10, 2005.

         10.2 Registration Rights Agreement with Cornell Capital Partners, L.P. dated May 10, 2005.

         10.3 Escrow Agreement with Cornell Capital Partners, L.P. dated May 10, 2005.

         10.4 Placement Agent Agreement with Cornell Capital Partners, L.P. dated May 10, 2005.

         10.5 Amended and Restated 5% Secured Convertible Debenture dated May 10, 2005 and due on November 19, 2006.

         10.6 Termination Agreement regarding previous agreements with Cornell Capital Partners, L.P.

         10.7     Amendment to Registration Rights Agreement.

         16       Accountants letter from Beckstead and Watts, LLP.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


May 10, 2005                                Power Technology, Inc.


                                            By: s/Bernard J. Walter
                                                ----------------------------
                                                Bernard J. Walter, President